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                                                               EXHIBIT 23.1


                        INDEPENDENT  AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-49758, 33-85744 and 333-07541 on Form S-8 and 333-69999 on Form S-3 of
Abaxis, Inc. of our report dated April 23, 1999, appearing in this Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 1999.

/s/ Deloitte & Touche LLP
San Jose, California
June 28, 1999